Supplement Dated November 1, 2016 to Prospectuses March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective November 1, 2016, the Goldman Sachs VIT Mid Cap Value Fund – Institutional Class will be closed to new purchases and transfers in. You may choose to keep existing allocations in these funds. Further, the MFS VIT III Mid Cap Value Portfolio will be added as an investment option.

Effective November 1, 2016, the Goldman Sachs Variable Insurance Trust listing in the description of The Funds located on page 9 of your Product Prospectus will be deleted and the MFS VIT III Mid Cap Value Portfolio will be added as follows:

Funds, Investment Advisers, and Distributors	Funds Available Under the Policy	Type of Fund

MFS Variable Insurance Trust	MFS VIT Growth Series	Large Cap Stocks
Managed by Massachusetts Financial	MFS VIT Total Return Series	Balanced or Total Return
Services Company	MFS VIT III Mid Cap Value Portfolio	Mid Cap Stocks
Distributed by MFS Fund Distributors

CVUL l and CVUL II Product Prospectus Supplement (11/2016)